Exhibit 10.2

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT (this “Amendment”), dated as of April 29, 2013, by and among SUPREME INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (such Subsidiaries, collectively, the “Guarantors” and each, a “Guarantor”; the Borrower and the Guarantors are referred to herein, collectively, as the “Credit Parties” and each, a “Credit Party”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute the Required Lenders), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Administrative Agent”), as Administrative Agent for the Lenders.

STATEMENT OF PURPOSE

The Borrower, the Lenders, and the Administrative Agent, are parties to a Credit Agreement dated as of December 19, 2012 (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Existing Credit Agreement”).

The Guarantors executed a Subsidiary Guaranty Agreement dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Subsidiary Guaranty”), which was acknowledged and agreed to by the Administrative Agent, in order to guaranty the prompt payment and performance of the Secured Obligations. A copy of the Subsidiary Guaranty is attached as Exhibit A.

The Credit Parties and the Administrative Agent executed a Collateral Agreement dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Collateral Agreement”), in order to secure the prompt and complete payment and performance when due of the Secured Obligations. A copy of the Collateral Agreement is attached as Exhibit B.

The Borrower agreed to and accepted a Fee Letter dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Fee Letter”). A copy of the Fee Letter is attached as Exhibit C.

The Credit Parties executed (a) a Master Intercompany Demand Note dated as of December 19, 2012 (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Intercompany Note”), and (b) an Endorsement concerning the Intercompany Note (as amended, restated, supplemented, or otherwise modified from time to time, the “Endorsement”). Copies of the Intercompany Note and the Endorsement are attached as Exhibit D.

The Credit Parties executed (a) an Intercompany Subordination Agreement dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercompany Subordination Agreement”) in order to subordinate the payment and performance of the “Junior Debt” (as defined therein) to the payment and performance of the “Senior Debt” (as defined therein), and (b) a Debtors’ Consent concerning the Intercompany Subordination Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Debtors’ Consent”), which was acknowledged and agreed to by the Administrative Agent. Copies of the Intercompany Subordination Agreement and the Debtor’s Consent are attached as Exhibit E.

The Credit Parties executed a Perfection Certificate dated as of December 19, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Perfection Certificate”). A copy of the Perfection Certificate is attached hereto as Exhibit F.

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The Borrower, the Lenders, and the Administrative Agent are now entering into an Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

The parties hereto wish to amend and reaffirm the Existing Ancillary Documents (as defined below) in the manner provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.             Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Credit Agreement. For purposes of this Amendment, the Subsidiary Guaranty, the Collateral Agreement, the Fee Letter, the Intercompany Note, the Endorsement, the Intercompany Subordination Agreement, the Debtors’ Consent, the Perfection Certificate, and all documents executed in connection with each of the foregoing (but excluding, however, the Existing Credit Agreement), are referred to as the “Existing Ancillary Documents,” and each is referred to as an “Existing Ancillary Document.” All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

2.             Amendments to Existing Ancillary Documents.

2.1.         The parties hereto hereby acknowledge and agree that all references to the Existing Credit Agreement in the Existing Ancillary Documents are hereby deemed to be references to the Credit Agreement.

2.2.         Schedules A, B, C and D to the Perfection Certificate are hereby amended and restated in their entirety to read as set forth on Exhibit G attached hereto.

2.3.         Schedules 3.6, 3.10 and 3.13 to the Collateral Agreement are hereby amended and restated in their entirety to read as set forth on Exhibit H attached hereto.

3.             Schedules to Perfection Certificate and Collateral Agreement. To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Secured Parties to make or to continue to make their respective Extensions of Credit to the Borrower, each Credit Party hereby represents and warrants to the Administrative Agent and each other Secured Party that the information on the schedules to the Perfection Certificate (with respect to such Schedules A, B, C and D, as amended and restated pursuant to Section 2 of this Amendment) and the schedules to the Collateral Agreement (with respect to such Schedules 3.6, 3.10 and 3.13, as amended and restated pursuant to Section 2 of this Amendment) is complete and accurate in all respects as of the date hereof.

4.             Reaffirmation. Each Credit Party hereby (a) reaffirms each of the agreements and covenants in the Existing Ancillary Documents with the same force and effect as if each was separately stated herein and made as of the date hereof; (b) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Existing Ancillary Documents and (c) confirms that the Existing Ancillary Documents are in full force and effect.

5.             Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(1)                                 that the Administrative Agent has received this Amendment executed by the Administrate Agent, the Lenders and the Credit Parties;

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(2)                                 that all conditions set forth in Section 6 of the Credit Agreement have been satisfied; and

(3)                                 that all legal matters incident to the execution and delivery of this agreement are reasonably satisfactory to the Administrative Agent and its counsel.

6.             Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders as follows:

(1)                                 that the execution, delivery, and performance by such Credit Party of this Amendment have been duly authorized by all necessary company action required on its part, and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(2)                                 that each representation and warranty contained in the Existing Ancillary Documents and the other Loan Documents to which such Credit Party is a party is true and correct in all respects as of the date hereof, after giving effect to this Amendment;

(3)                                 that neither the execution, delivery and performance of this Amendment by such Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of or violate (A) any provision of such Credit Party’s certificate or articles of incorporation or formation and bylaws or operating agreement, as appropriate; (B) any law or regulation, or any order or decree of any court or government instrumentality applicable to such Credit Party or (C) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound; and

(4)                                 that no Default or Event of Default has occurred and is continuing.

7.             Successors and Assigns. This Amendment shall be binding upon each of the Credit Parties and upon their respective executors, administrators, successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. All references herein to a Credit Party shall be deemed to include the successors and assigns of such Credit Party. The successors and assigns of the Borrower and any of the other Credit Parties shall include, without limitation, their respective receivers, trustees and debtors-in-possession.

8.             Further Assurances. Each Credit Party hereby agrees from time to time, as and when requested by the Administrative Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the other Loan Documents.

9.             Loan Document. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.

10.          Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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11.          Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

12.          Entire Agreement. Time is of the essence of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

13.          Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

14.          Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and Lenders for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

15.          Reference to and Effect Upon the Existing Ancillary Documents. Except as expressly set forth in Section 1.11(b) of the Credit Agreement, the Loan Documents, including without limitation the Existing Ancillary Documents, shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, including without limitation the Existing Ancillary Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents, including without limitation the Existing Ancillary Documents. Upon the effectiveness of this Amendment, each reference in the Existing Ancillary Documents to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Existing Ancillary Document as amended hereby.

16.          Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties have executed this Omnibus Amendment and Reaffirmation Agreement as of the date first above written.

SUPREME INDUSTRIES, INC.

		By:	/s/ Mathew W. Long
		Name:	Matthew W. Long
		Title:	Chief Financial Officer

SUPREME CORPORATION,		SUPREME INDIANA OPERATIONS, INC.,
a Texas corporation		a Delaware corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME CORPORATION OF GEORGIA,		SUPREME CORPORATION OF TEXAS,
a Texas corporation		a Texas corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME TRUCK BODIES OF CALIFORNIA,		SUPREME MID-ATLANTIC CORPORATION,
a California corporation		a Texas corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SC TOWER STRUCTURAL LAMINATING, INC.,		SUPREME\MURPHY TRUCK BODIES, INC.,
a Texas corporation		a North Carolina corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME NORTHWEST, L.L.C.,
a Texas limited liability company

By:	/s/ Mathew W. Long
Name:	Matthew W. Long
Title:	Chief Financial Officer

Supreme Industries (CF) - A&R - Omnibus Amendment and Reaffirmation Agreement

SUPREME MIDWEST PROPERTIES, INC.,		SUPREME SOUTHEAST PROPERTIES, INC.,
a Texas corporation		a Texas corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME SOUTHWEST PROPERTIES, INC.,		SUPREME ARMORED, INC.,
a Texas corporation		a Texas corporation

By:	/s/ Mathew W. Long	By:	/s/ Mathew W. Long
Name:	Matthew W. Long	Name:	Matthew W. Long
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SUPREME WEST PROPERTIES, INC.,		SUPREME STB, LLC,
a Texas corporation		a California limited liability company

By:	/s/ Mathew W. Long	By:	/s/ Herbert M. Gardner
Name:	Matthew W. Long	Name:	Herbert M. Gardner
Title:	Chief Financial Officer	Title:	President and Chief Executive Officer

Supreme Industries (CF) - A&R - Omnibus Amendment and Reaffirmation Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ David W. O’Neal
Name:	David W. O’Neal
Title:	Senior Vice President

Supreme Industries (CF) - A&R - Omnibus Amendment and Reaffirmation Agreement

EXHIBIT A
 to
Omnibus Amendment and Reaffirmation Agreement

Subsidiary Guaranty

See attached.

EXHIBIT B
 to
Omnibus Amendment and Reaffirmation Agreement

Collateral Agreement

See attached.

EXHIBIT C
 to
Omnibus Amendment and Reaffirmation Agreement

Fee Letter

See attached.

EXHIBIT D
 to
Omnibus Amendment and Reaffirmation Agreement

Intercompany Note; Endorsement

See attached.

EXHIBIT E
 to
Omnibus Amendment and Reaffirmation Agreement

Intercompany Subordination Agreement; Debtors’ Consent

See attached.

EXHIBIT F
 to
Omnibus Amendment and Reaffirmation Agreement

Perfection Certificate

See attached.

EXHIBIT G
 to
Omnibus Amendment and Reaffirmation Agreement

Amended and Restated Schedules A, B, C and D to Perfection Certificate

See attached.

SCHEDULE A
to
Perfection Certificate

Identification Information

Name of Grantor	Jurisdiction of Incorporation or Organization	Federal Taxpayer Identification Number	Organizational Identification Number	Other names used since organization and date of changes	Changes in corporate identity/structure in past 5 years	Names or tradenames of Grantor or any of its divisions or business units in past 5 years
Supreme Industries, Inc.	Delaware	75-1670945	2194699	6/10/1993 — name changed from ESI Industries, Inc. to Supreme Industries, Inc.	None.	None.

Supreme Corporation	Texas	90-0911103	801377655	None.	None.	None.

Supreme Indiana Operations, Inc.	Delaware	20-2007769	3869935	None.

12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Industries, Inc.

3/18/2012 — Supreme Properties North, Inc., Supreme Properties South, Inc., Supreme Properties East, Inc., and Supreme Properties West, Inc. all merged into Grantor

9/28/2010 — Supreme Corporation (a Texas corporation) merged into Grantor

						None.

Supreme Midwest Properties, Inc.	Texas	36-4748439	801693873	None.	None.	None.

Supreme Corporation of Georgia	Texas	46-1495094	801692378	None.	None.	None.

Supreme Southeast Properties, Inc.	Texas	36-4748490	801693870	None.	None.	None.

Supreme Corporation of Texas	Texas	74-2283398	44046400	6/22/1981 — name changed from Transport Equipment Company, Inc. to Williamsen TECO Corporation 4/4/1983 — name changed from Williamsen TECO Corporation to Supreme Corporation of Texas	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

Supreme Southwest Properties, Inc.	Texas	90-0916938	801693865	None.	None.	None.

Supreme Armored, Inc.	Texas	37-1708328	801693875	None.	None.	None.

Supreme Truck Bodies of California, Inc.	California	35-1676396	C1270935	None.	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

Supreme West Properties, Inc.	Texas	37-1708295	801693858	None.	None.	None.

Supreme STB, LLC	California	26-4120982	200635610151	12/19/2006 — name changed from	None.	None.

				Supreme STB Corporation to Supreme STB, LLC

Supreme Mid-Atlantic Corporation	Texas	35-1714584	101792500	5/11/1990 — name changed from Supreme-Jannell Corporation to Supreme Mid-Atlantic Corporation	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

SC Tower Structural Laminating, Inc.	Texas	35-2015418	139907800	None.	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

Supreme\Murphy Truck Bodies, Inc.	North Carolina	56-1891328	C-0351217	None.	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

Supreme Northwest, L.L.C.	Texas	20-0364574	800264134	1/6/2004 — name changed from Supreme Oregon, L.L.C. to Supreme Northwest, L.L.C.	12/19/2012 — reorganized to be 100% owned by Supreme Corporation; previously owned by Supreme Indiana Operations, Inc.	None.

SCHEDULE B
to
Perfection Certificate

Locations of Collateral

Name of Grantor	Chief executive office (current and any other within past 5 years)	Locations of books and records relating to accounts (current and any others within past 5 years)	Other places of business (current and any others within past 5 years)	Other locations of personal property of Grantor (current and any others within past 5 years)	Name and address of other persons holding personal property of Grantor (current and any others within past 4 months)
Supreme Industries, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Corporation	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Indiana Operations, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.

2572 E. Kercher Rd.,
Goshen, IN 46528
2581 E. Kercher Rd.,
Goshen, IN 46528
2592 E. Kercher Rd.,
Goshen, IN 46528
6577 Romiss St.,
Berkeley, MO 63134
2051 Highway 41,
Griffin, GA, 30224
475 Liberty Road,
Griffin, GA, 30224
3127 Etheridge Mill
Road, Griffin, GA, 30224
3191 Etheridge Mill
Road, GA, 30224

McCormick Motors, 1255 W. Market
St., Nappanee, IN 46550
Jordan Ford, 609 E. Jefferson Blvd.,
Mishawaka, IN 46546
Northwest Ford, 4000 Mannheim
Road, Franklin Park, IL 60131
Mike Bass Ford, I-90 Detroit Road,
Lorain, OH 44052
Harold Zigler Ford, 2525 Bypass
Road, Elkhart, IN 46514
American Fleet Services, 7714
Commerce Park Oval, Independence,
OH 44131

Supreme Midwest Properties, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Corporation of Georgia	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	2051 Highway 41, Griffin, GA, 30224 475 Liberty Road, Griffin, GA, 30224 3127 Etheridge Mill Road, Griffin, GA, 30224 3191 Etheridge Mill Road, GA, 30224	None.

Supreme Southeast Properties, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	2051 Highway 41, Griffin, GA, 30224 475 Liberty Road, Griffin, GA, 30224 3127 Etheridge Mill Road, Griffin, GA, 30224 3191 Etheridge Mill Road, GA, 30224	None.

Supreme Corporation of Texas	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	500 Commerce Blvd., Cleburne, TX 76033 3001 Main St., Cleburne, TX 76033	None.

Supreme Southwest Properties, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Armored, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Truck Bodies of	2581 East	2581 East Kercher	None.	22135 Alessandro Blvd.,	Auto Safety House, 2630 W.

California, Inc.	Kercher Road, Goshen, IN, 46528	Road, Goshen, IN, 46528		Moreno Valley, CA 92553	Buckeye Road, Phoenix, AZ 85009 Freightliner Trucks, 2477 Deerfield Dr., Fort Mill, SC 29715

Supreme West Properties, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme STB, LLC	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Mid-Atlantic Corporation	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	401 Jonestown Road, Jonestown, PA 17038 411 Jonestown Rd., Jonestown, PA 17038 NS Jonestown Road, Jonestown, PA 17038 2490 State Route 72, Jonestown, PA17038 135 Douglas Pike, Harrisville, RI 02830	None.

SC Tower Structural Laminating, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	1491 Gerber St., Ligonier, IN 46767	None.

Supreme\Murphy Truck Bodies, Inc.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

Supreme Northwest, L.L.C.	2581 East Kercher Road, Goshen, IN, 46528	2581 East Kercher Road, Goshen, IN, 46528	None.	None.	None.

SCHEDULE C
to
Perfection Certificate

Subsidiaries

Name of Grantor	Subsidiary	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.	Certificate Issue Date
Supreme Industries, Inc.	Supreme Corporation	1,000 Shares	common	100%	01	01/31/2011
Supreme Industries, Inc.	Supreme Insurance Company, Inc.	1,000 Shares	common	100%	1	04/04/2005
Supreme Corporation	Supreme Indiana Operations, Inc.	1,000 Shares	common	100%	03	12/19/2012
Supreme Corporation	Supreme Corporation of Georgia	1,000 Shares	common	100%	01	12/19/2012
Supreme Corporation	Supreme Corporation of Texas	1,000 Shares	common	100%	03	12/19/2012
Supreme Corporation	Supreme Truck Bodies of California, Inc.	1,000 Shares	common	100%	3	12/19/2012
Supreme Corporation	Supreme Mid-Atlantic Corporation	1,000 Shares	common	100%	3	12/19/2012
Supreme Corporation	SC Tower Structural Laminating, Inc.	1,000 Shares	common	100%	03	12/19/2012
Supreme Corporation	Supreme\Murphy Truck Bodies, Inc.	1,000 Shares	common	100%	3	12/19/2012
Supreme Corporation	Supreme Northwest, L.L.C.	100 Units	limited liability company membership interest	100%	05	12/19/2012
Supreme Indiana Operations, Inc.	Supreme Midwest Properties, Inc.	1,000 Shares	common	100%	01	12/19/2012
Supreme Corporation of Georgia	Supreme Southeast Properties, Inc.	1,000 Shares	common	100%	01	12/19/2012
Supreme Corporation of Texas	Supreme Southwest Properties, Inc.	1,000 Shares	common	100%	01	12/19/2012

Name of Grantor	Subsidiary	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.	Certificate Issue Date
Supreme Corporation of Texas	Supreme Armored, Inc.	1,000 Shares	common	100%	01	12/19/2012
Supreme Truck Bodies of California, Inc.	Supreme STB, LLC	1,000 Units	limited liability company membership interest	100%	02	12/19/2006
Supreme Truck Bodies of California, Inc.	Supreme West Properties, Inc.	1,000 Shares	common	100%	01	12/19/2012

SCHEDULE D
to
Perfection Certificate

Deposit Accounts

Entity	Institution Name	Address	Account Number	Purpose
Supreme Corporation	Wells Fargo Bank, N.A.	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	4122213630	Restricted
Supreme Corporation	Wells Fargo Bank, N.A.	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	4122213648	Operating
Supreme Corporation	Wells Fargo Bank, N.A.	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	9600152981	Controlled Disbursements
Supreme Corporation	Wells Fargo Bank, N.A.	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	9600157878	Controlled Disbursements
Supreme Indiana Operations, Inc.*	JP Morgan Chase	7610 W. Washington St., Indianapolis, IN 46231	000300001862236	Operating
Supreme Indiana Operations, Inc.*	Key Bank	402 Burnett Road, Springfield, OH 45505	353231001523	Checking - Imprest
Supreme Mid-Atlantic Corporation	Citizens Bank	PO Box 789, Providence, RI 02901-0789	11140437	Checking — Transfer Checks
Supreme STB, LLC	Wells Fargo Bank, N.A.	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	4122213671	Sweep
Supreme STB, LLC	BBVA Bancomer USA	24010 Sunnymead Blvd., Moreno Valley, CA 92553	1229617	Checking - Imprest

*In the process of closing the accounts.

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EXHIBIT H
 to
Omnibus Amendment and Reaffirmation Agreement

Amended and Restated Schedules 3.6, 3.10 and 3.13 to Collateral Agreement

See attached.

2

SCHEDULE 3.6
to
Collateral Agreement

Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office and other Locations

Name of Grantor	Jurisdiction of Incorporation or Organization	Federal Taxpayer Identification Number	Organizational Identification Number	Mailing Address/ Chief Executive Office	Other Locations
Supreme Industries, Inc.	Delaware	75-1670945	2194699	2581 East Kercher Road, Goshen, IN 46528	None.

Supreme Corporation	Texas	90-0911103	801377655	2581 East Kercher Road, Goshen, IN 46528	None.

Supreme Indiana Operations, Inc.	Delaware	20-2007769	3869935	2581 East Kercher Road, Goshen, IN 46528	2572 E. Kercher Rd., Goshen, IN 46528 2581 E. Kercher Rd., Goshen, IN 46528 2592 E. Kercher Rd., Goshen, IN 46528 6577-6581 Romiss Berkley, MO 63134

Supreme Midwest Properties, Inc.	Texas	36-4748439	801693873	2581 East Kercher Road, Goshen, IN 46528	2572-2592 East Kercher Road, Goshen, IN 46528

Supreme Corporation of Georgia	Texas	46-1495094	801692378	2581 East Kercher Road, Goshen, IN 46528	2051 Highway 41, Griffin, GA, 30224 475 Liberty Road, Griffin, GA, 30224 3127 Etheridge Mill

1

					Road, Griffin, GA, 30224 3191 Etheridge Mill Road, GA, 30224

Supreme Southeast Properties, Inc.	Texas	36-4748490	801693870	2581 East Kercher Road, Goshen, IN 46528	2051 Highway 41, Griffin, GA, 30224 475 Liberty Road, Griffin, GA, 30224 3127 Etheridge Mill Road, Griffin, GA, 30224 3191 Etheridge Mill Road, GA, 30224

Supreme Corporation of Texas	Texas	74-2283398	44046400	2581 East Kercher Road, Goshen, IN 46528	500 Commerce Blvd., Cleburne, TX 76033

Supreme Southwest Properties, Inc.	Texas	90-0916938	801693865	2581 East Kercher Road, Goshen, IN 46528	500 Commerce Blvd., Cleburne, TX 76033

Supreme Armored, Inc.	Texas	37-1708328	801693875	2581 East Kercher Road, Goshen, IN 46528	3001 Main St., Cleburne, TX 76033

Supreme Truck Bodies of California, Inc.	California	35-1676396	C1270935	2581 East Kercher Road, Goshen, IN 46528	22135 Alessandro Blvd., Moreno Valley, CA 92553

Supreme West Properties, Inc.	Texas	37-1708295	801693858	2581 East Kercher Road, Goshen, IN 46528	22135 Alessandro Blvd., Moreno Valley, CA 92553

Supreme STB, LLC	California	26-4120982	200635610151	2581 East Kercher Road, Goshen, IN 46528	22135 Alessandro Blvd., Moreno Valley, CA 92553

Supreme Mid-Atlantic	Texas	35-1714584	101792500	2581 East Kercher	401 Jonestown Rd.,

2

Corporation				Road, Goshen, IN 46528	Jonestown, PA 17038 411 Jonestown Rd., Jonestown, PA 17038 24 Howard Lane, Jonestown, PA 17038 2490 State Route 72, Jonestown, PA 17038 135 Douglas Pike, Harrisville, RI 02830

SC Tower Structural Laminating, Inc.	Texas	35-2015418	139907800	2581 East Kercher Road, Goshen, IN 46528	1491 Gerber Street, Ligonier, IN 46767

Supreme\Murphy Truck Bodies, Inc.	North Carolina	56-1891328	C-0351217	2581 East Kercher Road, Goshen, IN 46528	4000 Airport Drive Wilson, NC 27896

Supreme Northwest, L.L.C.	Texas	20-0364574	800264134	2581 East Kercher Road, Goshen, IN 46528	None.

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SCHEDULE 3.10
to
Collateral Agreement

Deposit Accounts and Securities Accounts

Deposit Accounts:

Grantor	Financial Institution	Account Number	Address of Financial Institution	Account Purpose
Supreme Corporation	Wells Fargo Bank, N.A.	4122213630	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	Restricted
Supreme Corporation	Wells Fargo Bank, N.A.	4122213648	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	Operating
Supreme Corporation	Wells Fargo Bank, N.A.	9600152981	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	Controlled Disbursements
Supreme Corporation	Wells Fargo Bank, N.A.	9600157878	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	Controlled Disbursements
Supreme Indiana Operations, Inc.*	JP Morgan Chase	000300001862236	7610 W. Washington St., Indianapolis, IN 46231	Operating
Supreme Indiana Operations, Inc.*	Key Bank	353231001523	402 Burnett Road, Springfield , OH 45505	Checking - Imprest
Supreme Mid-Atlantic Corporation	Citizens Bank	11140437	PO Box 789, Providence, RI 02901-0789	Checking — Transfer Checks
Supreme STB, LLC	Wells Fargo Bank, N.A.	4122213671	300 N. Meridian St., Ste. 1600, Indianapolis, IN 46204	Sweep
Supreme STB, LLC	BBVA Bancomer USA	1229617	24010 Sunnymead Blvd., Moreno Valley, CA 92553	Checking - Imprest

*In the process of closing the accounts

Securities Accounts:

Grantor	Securities Intermediary	Account Number	Address of Securities Intermediary	Account Purpose
N/A

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SCHEDULE 3.13
to
Collateral Agreement

Investment Property and Partnership/LLC Interests

Certificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Percentage of Ownership Interests of such Class and Series
Grantor: Supreme Industries

Supreme Corporation	Common stock	$1.00	01	100%

Supreme Insurance Company, Inc.	Common stock	$1.00	1	100%

Grantor: Supreme Corporation
Supreme Indiana Operations	Common stock	$1.00	03	100%

Supreme Corporation of Georgia	Common stock	$1.00	01	100%

Supreme Corporation of Texas	Common stock	$1.00	03	100%

Supreme Truck Bodies of California, Inc.	Common stock	$1.00	3	100%

Supreme Mid-Atlantic Corporation	Common stock	$0.10	3	100%

SC Tower Structural Laminating, Inc.	Common stock	$1.00	03	100%

Supreme\Murphy Truck Bodies, Inc.	Common stock	$0.10	3	100%

Grantor: Supreme Indiana Operations
Supreme Midwest Properties, Inc.	Common stock	$1.00	01	100%

Grantor: Supreme Corporation of Georgia

Supreme Southeast Properties, Inc.	Common stock	$1.00	01	100%

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Grantor: Supreme Corporation of Texas

Supreme Southwest Properties, Inc.	Common stock	$.100	01	100%

Supreme Armored, Inc.	Common stock	$1.00	01	100%

Grantor: Supreme Truck Bodies of California, Inc.

Supreme West Properties, Inc.	Common stock	$1.00	01	100%

Securities Accounts (including cash management accounts that are Investment Property) and Uncertificated Securities:

[Grantor]:

Financial Institution	Account Number	Address of Financial Institution	Account Purpose

Name of Issuer	Class and Series	Par Value	Percentage of Ownership Interests of such Class and Series

Partnership/LLC Interests:

Name of Issuer (including identification of type of entity)	Type of Ownership Interest	Certificate Number (if any)	Percentage of Ownership Interests of such Type

Grantor: Supreme Corporation

Supreme Northwest, L.L.C.	limited liability company membership interest	05	100%

Grantor: Supreme Truck Bodies of California, Inc.

Supreme STB, LLC	limited liability company membership interest	2	100%

6